Expanding in Richmond

Merger of First Capital Bancorp, Inc. and Park Sterling Corporation

First Capital Bank

PARKSTERLING
Answers You Can Bank On.℠

October 1, 2015

Forward Looking Statements

This presentation contains, and Park Sterling and First Capital Bancorp, Inc. ("First Capital") and their respective management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with First Capital; the risk that a closing condition to the merger may not be satisfied; synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to closing and/or integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule; failure of First Capital's shareholders to approve the merger; fluctuation in the trading price of Park Sterling's stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; failure of Park Sterling to raise the necessary funds to satisfy the cash component of the merger consideration; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling or First Capital; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve targeted adjusted noninterest expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling or First Capital, other uses of capital, either company's financial performance, market conditions generally, and future actions by their respective boards of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's or First Capital's financial statements; and either management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's or First Capital's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and First Capital undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Park Sterling will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a proxy statement of First Capital that also constitutes a prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger. INVESTORS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the proxy statement/prospectus, as well as other filings containing information about Park Sterling and First Capital, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and First Capital at www.parksterlingbank.com and www.1capitalbank.com.

PARTICIPANTS IN SOLICITATION

Park Sterling and First Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and First Capital and other persons who may be deemed participants in this solicitation will be included in the proxy statement/prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 13, 2015. Information about First Capital's executive officers and directors can be found in First Capital's definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 15, 2015. Free copies of these documents can be obtained from the sources indicated above.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Summary of Merger Benefits

Attractive Strategically

- Meaningful addition to already strong regional community bank in the Carolinas and Virginia
  - Strengthens position in attractive Richmond, Virginia market
  - Adds exceptional bankers and branch network
  - Leverages complementary product capabilities
  - Improves demographic profile

Attractive Financially

- Partnership generates attractive returns and a compelling growth opportunity
  - Immediate earnings accretion, with expected double-digit earnings accretion when fully integrated
  - Accelerated loan growth driven by additional bankers and larger balance sheet
  - Revenue synergies achieved by cross-selling customer base (not included in base case)
  - Productive deployment of excess capital

Attractive Risk Profile

- Transaction presents attractive risk profile and strong cultural fit
  - Thorough due diligence conducted by experienced internal team
  - Deep local and executive knowledge of Richmond market and familiarity with customers
  - Strong management with proven integration experience
  - Maintains strong balance sheet and attractive asset quality

Transaction Overview

First Capital Bank | PARKSTERLING Answers You Can Bank On.℠

Objectives:	▪ Advance vision of building a regional community bank in the Carolinas and Virginia - Enhance Richmond franchise by combining branch networks and banking teams - Deliver immediate earnings accretion, with expected double-digit earnings accretion when fully integrated - Realize revenue synergies from leveraging broader product capabilities and larger balance sheet
Merger Consideration:[1]	**Common Shareholders[2]** ▪ $69.1 million - 12,923,392 shares - 70% stock (0.7748 PSTB shares for each FCVA share) - 30% cash ($5.54 per share) **Warrant Holders[3]** ▪ $13.1 million - 7,667,286 warrants - 70% stock (0.24755 PSTB shares per warrant) - 30% cash ($1.77 per warrant; $2.77 per warrant less $1.00 effective exercise price) **Total Consideration[4]** ▪ $82.5 million - 151% of diluted TBV - 17.3x twelve-month EPS
Merger-Related Expenses:	▪ Approximately $10.5 – 11.5 million (pre-tax) aggregate for both companies
Board Representation:	▪ Park Sterling to appoint two independent, Richmond-based First Capital directors to join Park Sterling's Board, to include Grant Grayson, current chairman of First Capital
Local Advisory Board:	▪ Establish Richmond Advisory Board composed of existing non-employee First Capital directors (and potentially other market leaders) to support integration, business development and community engagement
Management and Employees:	▪ Retain all commercial bankers and most, if not all, customer-facing personnel from both companies
Conditions and Approvals:	▪ Customary closing conditions ▪ Requires First Capital shareholder approval ▪ Requires regulatory approvals
Anticipated Closing:	▪ First Quarter 2016

1 – Merger intended to be treated as a reorganization within meaning of Section 368(a) of the Internal Revenue Code except for any cash consideration received in the transaction.
2 – Actual Park Sterling closing stock price of $6.80 on September 30, 2015 utilized to calculate consideration amount.
3 – Warrants entitle the holder to purchase one-half of a share of common stock for $2.00 per whole share, or the equivalent of 3,833,643 whole shares. Actual Park Sterling closing stock price of $6.80 on September 30, 2015 utilized to calculate consideration amount.
4 – Total consideration includes value of 143,800 equity option awards with a weighted average exercise price of $4.02 per share.

Financial Highlights and Combined Footprint

Financial Highlights

	Park Sterling Corporation (NASDAQ: PSTB)	First Capital Bancorp, Inc. (NASDAQ: FCVA)
Headquarters	Charlotte, NC	Glen Allen, VA
Year Subsidiary Bank Established	2006	1998
Market Price	$6.80	$4.78
Market Capitalization	$305.4	$61.8
Book Value Per Share	$6.37	$4.01
Price/ Book Value Per Share	107%	119%
Tangible Book Value Per Share (Diluted)	$5.47	$3.56
Price/ Tangible Book Value (Diluted)	124%	134%
Annualized Dividend Yield	1.76%	0.84%
Total Number of Offices	52	8
States of Operation	SC(27), NC(18), GA(5), VA(2)	VA(8)
Total Assets	$2,443.9	$616.9
Total Deposits	$1,874.9	$505.4
Total Loans (incl'd LHFS)	$1,668.2	$500.7
Loans/ Deposits	89.0%	99.1%
ROAA, annualized	0.71%	0.74%
ROAE, annualized	6.10%	8.81%
TCE / Tangible Assets	9.99%	8.40%
Common Equity Tier 1 Ratio	13.30%	11.13%
NPLs/ Loans	0.52%	0.58%
NPAs/ Assets	0.75%	0.62%
Net Interest Margin	3.78%	3.59%
Full-time Equivalent Employees	503	95

Enhances Attractive Metro Market Franchise



95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
85
26
Wilmington
Charleston
GA
95
PSTB Branch (52)
FCVA Branch (8)

Sources: SNL, Bloomberg and company information ($ in millions, except per share amounts). Financial data as of June 30, 2015. Market data as of September 30, 2015.

Accelerates Important Virginia Strategy

- Park Sterling's vision has focused on "Virginia and the Carolinas" since the Bank's IPO in August 2010
  - Well known to company's management team (see Appendix)
  - Well known to company's board of directors (see Appendix)

- Greater Richmond is an important market to the successful execution of Park Sterling's strategy
  - Offers attractive balance between economic stability and demographic growth
  - Strong existing commercial banking presence
  - Base location for company's Wealth Management line of business
  - Base location for company's Mortgage Banking line of business
  - Two *de novo* branch locations

- Partnership with First Capital provides critical catalyst to accelerate Virginia ambitions
  - Enhances local awareness of existing lines of business
    - Expands branch network
    - Adds experienced bankers
    - Adds local leadership
  - Combined company positioned as a strong market competitor

Strengthens Position in Attractive Richmond Market

- Exceptional consumer banking opportunity
  - Attractive, well-located branch network
  - Refreshed ATM fleet
  - Experienced customer-facing employees
  - Ability to leverage Park Sterling's wealth management, mortgage banking and mobile product capabilities

- Exceptional business banking opportunity
  - Attractive, well-located branch network
  - Experienced lending team
  - Ability to leverage Park Sterling's specialty lending, treasury services and electronic banking capabilities

- Exceptional commercial banking opportunity
  - Experienced lending team
  - Gain local expertise in Builder Finance
  - Ability to leverage Park Sterling's capital markets, asset-based lending, treasury services and electronic banking capabilities, as well as larger balance sheet

- Establishing Richmond Advisory Board to support integration, business development and community leadership



- *Park Sterling's Virginia regional headquarters*
- *10 branches (pro forma)*
- *12 commercial bankers (pro forma)*
- *MSA population 1.26 million*
- *Projected 5-year growth 4.64%*
- *State capital, headquarters of Fifth Federal Reserve District, home to ten Fortune 500 companies*


Ashland
95
295
Henry Clay Heights
Glen Allen
Chamberlayne Farms
Lakeside
Mechanicsville
Tuckahoe
Dumbarton
Cold Harbor Farms
Richmond
Highland Springs
76
RICHMOND CITY
HENRICO
150
360
295
Bensley Village
Bellwood Manor
Chesterfield
Chester
PSTB Branch (2)
FCVA Branch (8)

Sources: SNL and company information.

Leverages Complementary Capabilities

Commercial Banking	PSTB	PSTB – Richmond	FCVA
Middle Market	✓	✓	
Business Banking	✓		✓
CRE Owner-Occupied	✓	✓	✓
CRE Investor	✓	✓	✓
Builder Finance	✓		✓
Asset-Based Lending	✓	✓	
Capital Markets	✓	✓	
Treasury Services	✓	✓	✓
Electronic Banking	✓	✓	

Consumer Banking	PSTB	PSTB – Richmond	FCVA
Depository Services	✓	✓	✓
Consumer Lending	✓	✓	✓
Mortgage Banking	✓	✓	
Small Business Lending	✓		✓
Retail Brokerage	✓	✓	✓
Private Banking	✓	✓	
Trust Services	✓	✓	
Wealth Management	✓	✓	
Mobile Banking	✓	✓	

- Ability to leverage complementary product capabilities
  - Extends customer base to address all segments
  - Increases number of customers in existing segments
  - Improves distribution network
  - Increases number of experienced bankers
- Ability to leverage complementary delivery capabilities
  - Electronic banking
  - Mobile banking

Improves Already Strong Market Demographics

- Combined company will have approximately 87% of its deposits in markets with projected population growth above the national average
- Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets

Combined Company Demographic Profile

Higher Growth Markets	# Branches	Company Deposits ($000)	Percent of Franchise (%)	Population: 2015 (Actual)	Population: Projected Change 2015-2020 (%)	Household Income: Median 2015 ($)	Household Income: Projected Change 2015-2020 (%)
Charlotte-Concord-Gastonia, NC-SC	19	895,085	37.5	2,380,045	6.59	52,846	7.44
Richmond, VA	10	510,246	21.4	1,260,476	4.64	59,762	4.97
Greenville-Anderson-Mauldin, SC	11	201,701	8.5	863,792	5.04	44,405	4.81
Towns, Georgia	2	134,431	5.6	11,014	6.00	37,289	5.73
Spartanburg, SC	4	116,659	4.9	321,880	3.71	41,246	1.98
Wilmington, NC	1	74,650	3.1	274,427	6.84	50,809	6.87
Columbia, SC	2	66,991	2.8	806,579	5.31	49,380	6.05
Gilmer, Georgia	1	42,238	1.8	28,880	3.57	39,219	4.44
Raleigh, NC	1	14,376	0.6	1,242,956	8.07	62,586	4.70
Charleston-North Charleston, SC	1	12,890	0.5	734,390	8.40	51,413	5.92
Higher Growth Sub-total	**52**	**2,069,267**	**86.7**	**7,924,439**	**5.68**	**51,636**	**6.02**
Lower Growth Markets							
Greenwood, SC	6	186,707	7.8	94,538	1.11	35,592	2.00
Newberry, SC	2	71,580	3.0	37,495	1.45	42,620	1.72
Union, Georgia	1	35,678	1.5	21,717	2.99	42,777	4.91
Fannin, Georgia	1	23,321	1.0	23,982	3.11	37,051	6.28
Lower Growth Sub-total	**10**	**317,286**	**13.3**	**177,732**	**1.57**	**38,121**	**2.63**
Total PSTB	**62**	**2,386,553**	**100.0**	**8,102,171**	**5.12**	**49,795**	**5.55**
Aggregate: National				**319,459,991**	**3.52**	**53,706**	**6.68**

Top 10 MSAs in NC-SC-VA

	Metropolitan Statistical Area (MSA)	2015 Population	2015-2020 Projected Change
1	Washington, D.C.	6,066,097	6.30
2	Charlotte, NC	2,380,045	6.59
3	Virginia Beach, VA	1,729,758	3.83
4	Richmond, VA	1,260,476	4.97
5	Raleigh, NC	1,242,956	8.07
6	Greenville, SC	863,792	5.04
7	Columbia, SC	806,579	5.31
8	Greensboro, NC	748,849	4.11
9	Charleston, SC	734,390	8.40
10	Winston-Salem, NC	655,390	3.30

Sources: SNL and company information. Deposit data as of June 30, 2015.

Well Positioned in Two Attractive Markets

- Top 10 market share in each of Charlotte-Concord-Gastonia MSA and Richmond MSA
  - Remain largest community bank in Charlotte-Concord-Gastonia MSA
  - Move to fourth largest community bank in Richmond MSA

Charlotte-Concord-Gastonia, NC-SC

Rank	Institution (ST)	2015 Number of Branches	2015 Total Deposits in Market ($000)	2015 Total Market Share (%)
1	Bank of America (NC)	61	159,393,784	73.72
2	Wells Fargo & Co. (CA)	91	37,008,238	17.12
3	BB&T Corp. (NC)	72	5,808,465	2.69
4	Fifth Third Bancorp (OH)	39	2,232,581	1.03
5	First Citizens BancShares Inc. (NC)	46	2,113,028	0.98
6	SunTrust Banks, Inc. (GA)	38	1,387,980	0.64
7	**Park Sterling Corporation (NC)**	**19**	**895,085**	**0.41**
8	Yadkin Financial Corporation (NC)	18	760,950	0.35
9	PNC Financial Services Group, Inc. (PA)	15	560,567	0.26
10	CommunityOne Bancorp (NC)	14	550,471	0.25

Richmond, VA

Rank	Institution (ST)	2015 Number of Branches	2015 Total Deposits in Market ($000)	2015 Total Market Share (%)
1	Capital One Financial Corp (VA)	1	56,161,636	61.02
2	Bank of America (NC)	24	14,637,236	15.90
3	Wells Fargo & Co. (CA)	63	6,539,455	7.10
4	SunTrust Banks, Inc. (GA)	44	3,926,437	4.27
5	BB&T Corp. (NC)	43	3,344,823	3.63
6	Union Bankshares Corp (VA)	42	1,705,180	1.85
7	C&F Financial Corp. (VA)	17	753,600	0.82
8	TowneBank (VA)	8	655,163	0.71
	PRO FORMA*	10	560,278	0.61
9	**First Capital Bancshares, Inc. (VA)**	**8**	**507,178**	**0.55**
10	Community Bankers Trust Corp (VA)	9	507,088	0.55

Sources: SNL and company information. Deposit data as of June 30, 2015.
** Pro Forma includes $50.0 million in deposits from Park Sterling's Patterson Avenue Branch which opened July 1, 2015.*

Enhanced Operating Scale

- Combined balance sheet improves scale for immediate profitability and preserves strength for continued growth
  - Total assets of $3.06 billion
    - Approximately $661.5 million (22%) comprised of cash and investments
  - Total deposits of $2.38 billion
    - Comfortable 90.7% loan to deposit ratio
  - Total equity of $331.6 million


Park Sterling
First Capital
Combined
Cash and Investments
86.5%
13.5%
$661,478
Loans (excld LHFS)
76.8%
23.2%
$2,158,136
Total assets
79.8%
20.2%
$3,060,732
Demand deposits
79.3%
20.7%
$437,609
Total deposits
78.8%
21.2%
$2,380,362
Total equity
84.4%
15.6%
$331,587
Market Cap (%)
84.3%
15.7%
$362,088
0%
25%
50%
75%
100%

Unaudited; $ in thousands; as of June 30, 2015. Does not include estimated acquisition accounting fair market value adjustments. Combined market capitalization calculated using 44,910,447 outstanding Park Sterling common shares, plus 8,337,757 common shares issued to First Capital shareholders, multiplied by Park Sterling's closing stock price of $6.80 on September 30, 2015

Pro Forma Company:

Improved Earnings Profile

- Delivers immediate earnings accretion through targeted cost savings
  - Estimated 40% of expenses ($6.1 million of First Capital's annualized 2015Q2 level)
- Enhances combined company's operating efficiency
  - Estimated 567 basis point improvement in Park Sterling's annualized 2015Q2 level
- Opportunity for future revenue growth
  - Build on already strong momentum with banking teams at both companies
  - Expand fee income through effective cross-selling
  - Leverage larger balance sheet with both new and existing customers

Increases Operating Scale


Total Assets
$616,852
$2,443,880
$3,060,732
FCVA
PSTB
Combined


Loans (excld LHFS)
$500,673
$1,657,463
$2,158,136
FCVA
PSTB
Combined

Improves Operating Efficiency


Operating Revenues*
$22,108
$99,632
$121,740
FCVA
PSTB
Combined


Operating Expenses (After Savings) *
$15,224
$72,260
Est Save $6,090
$81,394
FCVA
PSTB
Combined


Operating Efficiency*
68.9%
72.5%
66.9%
FCVA
PSTB
Combined

Sources: SNL and company information ($ in thousands). Financial data as of June 30, 2015. Combined balance sheet information excludes preliminary estimated fair market value adjustments.
** Operating revenues, operating expenses and related ratios annualized from actual 2015Q2 reported results. Combined operating expenses calculated net of targeted 40% cost savings.*

Strong Capital Position and Asset Quality

Tangible Common Equity to Tangible Assets - Consolidated


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.0%
8.4%
8.6%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

Tangible Common Equity to Tangible Assets - Bank


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
9.8%
10.1%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

Nonperforming Loans to Total Loans - Consolidated


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
0.58%
0.41%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

Nonperforming Assets to Total Assets - Consolidated


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.75%
0.62%
0.64%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

Unaudited; $ in thousands; as of June 30, 2015. Includes preliminary estimated acquisition accounting fair market value adjustments utilizing Park Sterling's closing stock price of $6.80 on September 30, 2015.

Positive Trends in First Capital Loan Portfolio

First Capital Bank | PARKSTERLING Answers You Can Bank On.™

First Capital Loan Portfolio Trends

	2010	2011	2012	2013	2014	June 2015 YTD
Total Loans (including LHFS)	$ 397,245	$ 371,606	$ 386,101	$ 432,317	$ 481,663	$ 500,674
Period Growth	(6,466)	(25,639)	14,495	46,216	49,346	19,011
Annualized growth	-1.6%	-6.5%	3.9%	12.0%	11.4%	7.9%
NPLs/ Total Loans	5.75%	5.67%	2.65%	1.22%	1.77%	0.58%
NPAs/ Total Assets	4.75%	5.30%	2.58%	1.45%	1.73%	0.62%
Net Chargeoffs/ Average Loans	0.92%	2.92%	2.97%	-0.26%	-0.01%	-0.06%

Proactively addressed problem credits during downturn … → **Which has led to greatly improved asset quality since 2010 …** → **And positioned the company to maximize loan growth within its annual capital plan**

Unaudited; $ in thousands
Source: SNL Financial

Credit Due Diligence

Due Diligence Approach

- Thorough due diligence performed by Park Sterling personnel
  - Experienced team with deep knowledge of Richmond market
  - Familiarity with many of First Capital's customers
  - Reviewed over 400 files representing approximately 55% of total loan exposure
  - Reviewed 92% of classified grades
  - Reviewed all OREO
- Estimated credit mark approach consistent with prior partnerships
  - Phase I (tape-based analysis): utilize internal loss rate, prior partner loss rate and SCAP-type loss rate estimations
  - Phase II (file-based analysis): apply estimated risk grade migration and specific loss estimates; adjust tape-based loss estimates

Estimated Credit Mark by Segment

	First Capital Loan Balances	Preliminary Estimated Future Loss (%)	Preliminary Estimated Future Loss ($)
Commercial & Industrial	$ 75.7	1.6%	$ 1.2
CRE-OO	$ 64.6	1.6%	$ 1.1
CRE-NOO	$ 143.4	1.7%	$ 2.5
1-4 Family Rental	$ 79.0	1.8%	$ 1.4
A,C &D	$ 104.4	2.3%	$ 2.4
1-4 Fam Mortgage	$ 7.3	0.7%	$ 0.1
HELOC	$ 20.8	1.8%	$ 0.4
Other Consumer	$ 1.9	2.8%	$ 0.1
Total Preliminary Estimate	**$ 497.1**	**1.8%**	**$ 9.0**

Unaudited; $ in millions

Financial Expectations

Select Preliminary Estimated Financial Adjustments

- Preliminary estimated fair market value adjustments
  - Gross credit mark of approximately $9.0 million (or 3.44x nonaccrual loans)
  - Reversal of $7.9 million allowance for loan and lease losses
  - CDI of approximately $2.7 million (or 1% of transaction accounts)
  - Goodwill of approximately $28 - 29 million*
- Preliminary estimated earnings adjustments
  - Targeted cost savings of approximately 40% (60% in first full year; 100% thereafter)
  - Potential revenue synergies not included in base case analysis

Select Preliminary Estimated Financial Benefits

- Achieves key internal criteria for merger transactions (with full targeted cost savings)
  - Fairly valued transaction at 17.3x LTM EPS and 151% of tangible book value*
  - Immediately accretive to earnings
  - Double-digit earnings accretion when fully integrated
  - Double-digit internal rate of return
- Substantial opportunity for continued earnings acceleration
  - Available revenue synergies from cross-selling broader product capabilities to new customers and leveraging loan growth through larger balance sheet

** Based on Park Sterling's closing stock price of $6.80 on September 30, 2015.*

Conclusions

- Strategic considerations
  - Shared vision and strategy — ✔ *Local market focus, diversified business lines*
  - Compatible cultures — ✔ *Leveraging proven regional/community banking model*
  - Ability to grow customer relationships — ✔ *Enhanced balance sheet and product capabilities*
  - Focus on leveraging best of both organizations — ✔ *Leveraging key leadership and local market presence*
  - Low integration risk — ✔ *Good market knowledge, experienced internal staff, certainty of close*
- Financial considerations
  - Fair exchange of value for both shareholder groups — ✔ *Immediate value to First Capital's shareholders, near-term and long-term value to both First Capital and Park Sterling shareholders*
    - Meaningful EPS accretion
    - Strong IRR
    - Achievable cost savings
    - Conservative credit mark
  - Maintain balance sheet strength for future growth — ✔ *Expected at closing given current balance sheets*
    - Remain "well-capitalized"
    - Maintain attractive asset quality
  - Build franchise value — ✔ *Clear enhancement for both companies*

Q & A


Don't settle for "one-size-fits-all" answers.
Some banks offer you answers that are too big and impersonal, some offer answers that are too small. But you don't have to settle for answers like that anymore. At Park Sterling Bank, we are committed to providing Answers You Can Bank On℠ every day to everyone. Real answers like ours start with truly listening to your needs and then building the best answer around you. We are big enough to have all the expertise and resources you want, like a best-in-class mobile app and treasury services, yet we're small enough to care that you get what you need to reach your dreams. So don't settle for answers that are too small, too big, or too low-tech. **Contact Park Sterling today.**
PARKSTERLING
Answers You Can Bank On.℠
ParkSterlingBank.com
Member FDIC

Combined Loan Portfolio (including LHFS)

Park Sterling


Other
6.1%
HELOC
9.5%
C&I and
CRE-OO
31.4%
Resi
mortg
13.0%
A,C&D
10.1%
CRE
30.1%

Loan Type	Amount	%
C&I	$ 189,356	11.4%
Owner-Occupied	330,853	20.0%
Commercial real estate	498,190	30.1%
A,C&D	166,750	10.1%
Other commercial	7,212	0.4%
Total commercial	1,192,361	71.9%
Resi mortgage	214,850	13.0%
HELOC	156,960	9.5%
Resi construction	62,973	3.8%
Other loans	27,696	1.7%
Total Consumer	462,479	27.9%
Deferred costs (fees)	2,623	0.2%
Total loans	$ 1,657,463	100.0%

First Capital


Other
9.1%
HELOC
4.0%
C&I &
OO
27.1%
Resi
mortg
17.3%
A,C&D
12.8%
CRE
29.8%

Loan Type	Amount	%
C&I	$ 71,535	14.3%
Owner-Occupied	63,986	12.8%
Commercial real estate	148,970	29.8%
A,C&D - 1-4 family	64,018	12.8%
Other commercial	1,681	0.3%
Total commercial	350,190	69.9%
Residential mortgage	86,552	17.3%
HELOC	20,201	4.0%
Resi construction	41,897	8.4%
Other loans	2,025	0.4%
Total Consumer	150,675	30.1%
Deferred costs (fees)	(192)	0.0%
Total loans	$ 500,673	100.0%

Combined


Other
6.8%
HELOC
8.2%
C&I &
OO
30.4%
Resi
mortg
14.0%
A,C&D
10.7%
CRE
30.0%

Loan Type	Amount	%
C&I	$ 260,891	12.1%
Owner-Occupied	394,839	18.3%
Commercial real estate	647,160	30.0%
A,C&D - 1-4 family	230,768	10.7%
Other commercial	8,893	0.4%
Total commercial	1,542,551	71.5%
Residential mortgage	301,402	14.0%
HELOC	177,161	8.2%
Resi construction	104,870	4.9%
Other loans	29,721	1.4%
Total Consumer	613,154	28.4%
Deferred costs (fees)	2,431	0.1%
Total loans	$ 2,158,136	100.0%

Unaudited; $ in thousands; as of June 30, 2015. Does not include estimated acquisition accounting fair market value adjustments.

Combined Deposit Mix

Park Sterling


Non-interest bearing 18.5%
MMDA, NOW & Savings 49.4%
Time <$250K 21.4%
Time >$250K 3.4%
Broker 7.3%

Deposit Type	Amount	%
Non-interest bearing	$ 347,162	18.5%
MMDA, NOW & Savings	926,448	49.4%
Time <$250K	401,921	21.4%
Time >$250K	63,067	3.4%
Broker	136,343	7.3%
Total deposits	$ 1,874,941	100.0%
Core Deposits*	$ 1,675,531	89.4%

First Capital


Non-interest bearing 17.9%
MMDA, NOW & Savings 35.6%
Time <$250K 22.1%
Time >$250K 16.3%
Broker 8.1%

Deposit Type	Amount	%
Non-interest bearing	$ 90,447	17.9%
MMDA, NOW & Savings	179,871	35.6%
Time <$250K	111,855	22.1%
Time >$250K	82,149	16.3%
Broker	41,099	8.1%
Total deposits	$ 505,421	100.0%
Core Deposits*	$ 382,173	75.6%

Combined


Non-interest bearing 18.4%
MMDA, NOW & Savings 46.5%
Time <$250K 21.6%
Time >$250K 6.1%
Broker 7.5%

Deposit Type	Amount	%
Non-interest bearing	$ 437,609	18.4%
MMDA, NOW & Savings	1,106,319	46.5%
Time <$250K	513,776	21.6%
Time >$250K	145,216	6.1%
Broker	177,442	7.5%
Total deposits	$ 2,380,362	100.0%
Core Deposits*	$ 2,057,704	86.4%

** Core deposits exclude time deposits >$250K and brokered deposits.*

Unaudited; $ in thousands; as of June 30, 2015. Does not include estimated acquisition accounting fair market value adjustments.

Experienced Management with Strong Ties to Virginia

Executive Officers

James C. Cherry *Chief Executive Officer*		40 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, **President of Virginia Banking**, Head of Trust and Investment Management for Wachovia Bank.	**B.A., Hampden-Sydney College** **Executive Program, University of Virginia** **(Virginia Native)**
Bryan F. Kennedy, III *President*		34 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.	**B.S. University of Virginia** M.B.A. University of North Carolina
David L. Gaines *Chief Financial Officer*		29 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation.	**B.A. University of Virginia** **M.B.A. University of Virginia** **(Virginia Native)**
Nancy J. Foster *Chief Risk Officer*		31 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Current Chair of Risk Management Association (RMA).	B.S. Illinois State University M.B.A. University of Chicago

Experienced Directors with Strong Ties to Virginia

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.	**B.S. University of Richmond** **M.B.A. University of Virginia** **(Virginia Native)**
Walter C. Ayers *Director*		**Retired President and Chief Executive Officer of the Virginia Bankers Association.** Served as member of ABA's Communication Counsel, Government Relations Counsel and others.	**B.S. William and Mary University** **(Virginia Native)**
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.	B.S. Austin Peay M.B.A. University of Tennessee C.P.A., C.F.P.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.	B.S. University of North Carolina M.B.A. Duke University
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.	B.A. Clemson University M.B.A. Clemson University
Thomas B. Henson *Director*		President of Henson-Tomlin Interests, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.	B.S. Vanderbilt **J.D. Washington and Lee University**
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.	**B.S., University of Virginia,** Stonier Graduate School of Banking **(Virginia Native)**
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.	B.S. Appalachian State University L.S.U Graduate School of Banking
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc.. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.	B.S. Duke University M.B.A. Duke University
Grant S. Grayson ***Director (Appointed)***		**Partner in the law firm of LeClairRyan, A Professional Corporation. Current Chairman of First Capital Bancorp, Inc. and First Capital Bank.**	B.A. Northwestern University **J.D. University of Richmond**
TBD		**TBD**	**TBD**